SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                     ------

                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



Date of report (Date of earliest event reported):    July 29, 2003



                                   Coach, Inc.
                             ----------------------
             (Exact name of registrant as specified in its charter)



  Maryland                     1-16153                     52-2242751
  --------                    ---------                   ------------
  (State of             (Commission File Number)         (IRS Employer
Incorporation)                                         Identification No.)


                    516 West 34th Street, New York, NY 10001
               (Address of principal executive offices) (Zip Code)



                                 (212) 594-1850
              (Registrant's telephone number, including area code)


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Item 7:  Exhibits.

(c) The following exhibit is being furnished herewith:

99.1              Text of Press Release, dated July 29, 2003




Item 9: Regulation FD Disclosure; Item 12: Results of Operations and Financial Condition.

     On July 29, 2003, Coach, Inc. (the "Company") issued a press release (the "Press Release") in which the Company announced its preliminary financial results for its fiscal quarter and fiscal year ended June 28, 2003. All information in the press release is being furnished to the Securities and Exchange Commission and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

     This Form 8-K and the Press Release attached hereto as Exhibit 99.1 are being furnished to the Securities and Exchange Commission under Item 9 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD. This Form 8-K and the Press Release, insofar as they disclose historical information regarding the Company's results of operations or financial condition for the fiscal quarter and fiscal year ended June 28, 2003, are also being furnished to the Securities and Exchange Commission under Item 12 of Form 8-K.

     The attached press release includes the following Non-GAAP financial information:

- During the fiscal year ended June 29, 2002, the Company announced a plan to cease production at the Lares, Puerto Rico manufacturing plant; please refer to footnote #8 in the Form 10-K filed for the year ended June 29, 2002, for a description of this restructuring plan.

- As required by Regulation G, net income is calculated and presented in accordance with GAAP.

- Under the heading of "Supplemental Information", the Company has presented "Net income excluding reorganization costs". As part of this presentation, the reconciliation from the GAAP results to this alternative measure is included.

- This alternative performance measure does not impact the number of outstanding shares of Common Stock, hence the same number of diluted shares is used to calculate the "Supplemental diluted net income, excluding reorganization cost, per share".

     The Company believes that it is appropriate to present this supplemental information, for the following reasons:

- Over the past several years, the Company has shifted its manufacturing processes from owned domestic factories to independent manufacturers in lower cost markets. The closure of the Company's Lares, Puerto Rico manufacturing plant completed this transition from ownership of manufacturing facilities to a sourced goods business model. The successful implementation of this strategy has resulted in significant changes to our cost structure, resulting in increased flexibility, improved quality and lower costs. Management feels that it is important for investors to understand this change in our business in order to understand our cost structure and the potential impact on future results.

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-    The restructuring charge is not part of the Company's normal cost structure.

- Presenting the amount of the charge, the impact on net income and the impact on earnings per share will allow investors to better understand the Company's financial results and the underlying business trends.

- As the restructuring charge was incurred in the prior fiscal year, this presentation will allow investors to better understand the change in the Company's financial results from last year to the current year.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 29, 2003

                                   COACH, INC.

                                   By:    /s/ Carole P. Sadler
                                          -------------------------------------
                                          Carole P. Sadler
                                          Senior Vice President, General Counsel
                                          and Secretary



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                                  EXHIBIT INDEX

99.1              Text of Press Release, dated July 29, 2003